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                                                                   EXHIBIT 10(h)

                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

            THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of June 11, 2004, but effective as of April 30, 2004, among NORSTAN COMMUNICATIONS INC., a Minnesota corporation ("Communications (US)"), VIBES TECHNOLOGIES, INC., a Minnesota corporation ("Vibes"; Communications (US) and Vibes are referred to hereinafter each individually as "Borrower", and collectively, as "Borrowers"), NORSTAN, INC., a Minnesota corporation ("Parent"), NORSTAN FINANCIAL SERVICES INC., a Minnesota corporation ("Norstan Financial"), NORSTAN CANADA INC., a Minnesota corporation ("Canada Holdings"), NORSTAN INTERNATIONAL, INC., a Minnesota corporation ("UK Holdings") and NORSTAN CANADA LTD., an Ontario corporation ("Communications (Canada)"; Parent, Norstan Financial, Canada Holdings, Norstan International, UK Holdings and Communications (Canada) are referred to hereinafter each individually as a " Credit Party", and individually and collectively, jointly and severally, as the "Credit Parties") and WELLS FARGO FOOTHILL, INC., a California corporation, as agent for lenders ("Agent").

            WHEREAS, Borrowers, Credit Parties (Borrowers and Credit Parties are referred to hereinafter each individually as "Company", and collectively, as "Companies"), Agent and Lenders are parties to a Loan and Security Agreement dated as of December 10, 2003 (as amended, restated, supplemented or otherwise modified from time to time, and as amended hereby, the "Loan Agreement");

            WHEREAS, the Companies have requested that Agent amend the Loan Agreement, and Agent has agreed to do so subject to the terms and conditions contained herein.

            NOW THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto agree as follows:

            1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement

            2. Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Loan Agreement is hereby amended as follows:

            (a) Clause (i) of Section 7.18(a) of the Loan Agreement is amended and restated in its entirety as follows:

            (i) MINIMUM EBITDA. EBITDA, measured on a month-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

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
                 Period                                          Amount
----------------------------------------                       ------------
3 month period ending on January 31, 2004                       $2,200,000
6 month period ending on April 30, 2004                        ($1,800,000)
9 month period ending on July 31, 2004                          $1,800,000
12 month period ending on October 31, 2004                      $5,000,000
12 month period ending January 31, 2005                         $5,250,000
12 month period ending April 30, 2005                           $13,500,000
12 month period ending each fiscal quarter thereafter          80% of EBITDA
                                                             for such 12-month
                                                                 period, as
                                                             reflected on the
                                                                most recent
                                                                Projections
                                                               delivered to
                                                             Agent pursuant to
                                                            Section 6.3(c), but
                                                               not less than
                                                                $13,500,000

      Notwithstanding the foregoing, if Agent and the Companies cannot agree on appropriate EBITDA covenant levels based upon the Projections for any fiscal year, or if the Projections delivered to Agent for any fiscal year are not reasonably satisfactory to Agent in form and substance in terms of projected amounts and assumptions, quarterly EBITDA covenant levels contained in this clause (i) of Section 7 .18( a) for each 12-month period beginning with the 12-month period ending on July 31, 2005 shall be determined by Agent in its reasonable discretion, provided, however, that such 12-month EBITDA covenant levels shall not be less than $13,500,000.

            3. Conditions Precedent to Amendment. The satisfaction of each of the following, unless waived by Agent in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment, and upon the satisfaction and/or waiver of such conditions, this Amendment shall be effective as of April 30, 2004:

            (a) Agent shall have received this Amendment, duly executed by each Company;

            (b) Agent shall have received the amendment fee described in Section 4 hereof; and

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            (c) No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transaction contemplated herein.

            4. Amendment Fee. In addition to any other fee payable under the Loan Agreement, the Companies shall pay to Agent an amendment fee in the amount of $25,000 which shall be fully earned and payable on the date hereof.

            5. Miscellaneous.

            (a) Warranties and Absence of Defaults. In order to induce Agent to enter into this Amendment, each Company hereby warrants to Agent, as of the date hereof, that:

            (i) The representations and warranties of each Company contained in the Loan Agreement are true and correct as of the date hereof as if made on the date hereof; and

            (ii) No Event of Default or event which, with giving of notice or the passage of time or both, would become an Event of Default, exists as of the date hereof.

            (b) Expenses. Each Company agrees, on a joint and several basis, to pay on demand all costs and expenses of Agent (including the fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, each Company agrees, on a joint and several basis, to pay, and save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 5(b) shall survive any termination of this Amendment and the Loan Agreement.

            (c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

            (d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

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           IN WITNESS WHEREOF. the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

                                         NORSTAN COMMUNICATIONS INC.
                                         an Minnesota corporation

                                         By /s/ Alice S. Vazquez
                                            --------------------------------
                                         Title  VP Treasurer

                                         VIBES TECHNOLOGIES, INC.,
                                         an Minnesota corporation

                                         By /s/ Alice S. Vazquez
                                            --------------------------------
                                         Title  VP Treasurer

                                         NORSTAN, INC.,
                                         a Minnesota corporation

                                         By /s/ Alice S. Vazquez
                                            --------------------------------
                                         Title  VP Treasurer

                                         NORSTAN FINANCIAL SERVICES INC.,
                                         a Minnesota corporation

                                         By /s/ Alice S. Vazquez
                                            --------------------------------
                                         Title  VP Treasurer

                                         NORSTAN CANADA INC.,
                                         a Minnesota corporation

                                         By /s/ Alice S. Vazquez
                                            --------------------------------
                                         Title  VP Treasurer

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                                         NORSTAN INTERNATIONAL, INC.,
                                         a Minnesota corporation

                                         By /s/ Alice S. Vazquez
                                            --------------------------------
                                         Title  VP Treasurer

                                         NORSTAN CANADA LTD.,
                                         an Ontario corporation

                                         By /s/ Alice S. Vazquez
                                            --------------------------------
                                         Title  VP Treasurer

                                         WELLS FARGO FOOTHILL, INC.
                                         a California corporation, as Agent

                                         By /s/ John T. Leonard
                                            --------------------------------
                                         Title  Vice President

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